SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2005
                                                         -----------------


                            Northwest Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


       United States                     0-23817                  23-2900888
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                               100 Liberty Street
                              Warren, Pennsylvania                 16365
                    (Address of principal executive office)      (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in
               ------------------------------------------------------------
               Fiscal Year.
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               The   Company's   Board  of  Directors   approved  the  following
               amendments to the Company's bylaws: (1) Article II, Section 14 to state that the Nominating Committee will be comprised of all independent members of the Board of Directors who are not nominated for reelection by the Board of Directors rather than the entire Board of Directors; (2) Article III, Section 2 to state that the Board of Directors shall consist of eight members and shall be divided into three classes as nearly equal in number as possible and (3) Article VI, Section I to clarify that shares representing capital stock of the Company may, at the Company's discretion, be entered on the Company's books and records in book-entry form in lieu of certificated form. These amendments were effective as of November 20, 2005.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          NORTHWEST BANCORP, INC.


DATE:  November 21, 2005                  By: /s/ William W. Harvey, Jr.
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                                              William W. Harvey, Jr.
                                              Senior Vice President, Finance and
                                              Chief Financial Officer